UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 24, 2016

ANADIGICS, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25662	22-2582106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Mt. Bethel Road Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

(908) 668-5000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On February 23, 2016, the Company issued a press release announcing that its Board of Directors has determined that II-VI Incorporated’s proposed amendment to the previously announced January 15, 2016 agreement and plan of merger, increasing its per-share offer price to $0.81, renders the previously announced February 20, 2016 acquisition proposal from the bidder previously identified as “Party B” no longer superior. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated in this Report by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2016

ANADIGICS, Inc.

By:	/s/ Ronald L. Michels
Name:	Ronald L. Michels
Title:	Chairman and Chief Executive
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 23, 2016